EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS REPORTS SECOND
QUARTER 2019 FINANCIAL RESULTS AND REVISED GUIDANCE

•	Quarterly Distribution Coverage Ratio of 1.31 times

•	Second Quarter Net Loss from Continuing Operations of $10.6 million

•	Improved Pro-Forma Total Leverage to 5.12 times

•	Revised Guidance for 2019

KILGORE, Texas, July 24, 2019 (GLOBE NEWSWIRE) -- Martin Midstream Partners L.P. (Nasdaq:MMLP) (the “Partnership”) announced today its financial results for the second quarter of 2019.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of the Partnership said, "During the second quarter, the Partnership continued to execute on announced strategic initiatives designed to strengthen the balance sheet and increase liquidity. Since mid-2018 the Partnership, through a series of divestitures and the acquisition of Martin Transport, Inc., has received net proceeds of approximately $283.0 million, used to reduce borrowings under the revolving credit facility. As a result, the Partnership will benefit approximately $15.6 million from interest expense savings.

"Addressing the second quarter of 2019, the Partnership generated adjusted EBITDA of approximately $25.2 million, which does not include adjusted EBITDA from discontinued operations, and a total distribution coverage ratio of 1.31 times, as the Partnership continued to encounter challenges across all four operating segments. The Terminalling and Storage segment faced reduced contract renewal rates as a result of ongoing depressed activity in the Gulf of Mexico. The Sulfur segment experienced weak demand for fertilizer products in the last month of the quarter attributable to a shortened planting season caused by rain and flooding. Historically, the second quarter is the weakest for our continuing operations in the Natural Gas Liquids segment as prices contract during the seasonal buying period, negatively impacting inventory valuation. Finally, the Transportation segment saw softness in the land division compared to guidance attributable to reduced demand in the refining and chemicals sector, offset by solid performance in the marine division due to continuing strong fleet utilization and increasing day rates.

"In conclusion, while the Partnership experienced headwinds within our operating environments, we have effectively executed our strategic initiatives to strengthen the balance sheet by reducing leverage. In addition, we successfully amended and extended our revolving credit facility recently which improves liquidity and, coupled with the Partnership’s commitment to capital discipline, provides support for near term opportunities and long term success."

The Partnership reported a net loss from continuing operations for the second quarter 2019 of $10.6 million, a loss of $0.27 per limited partner unit. The Partnership had a net loss from continuing operations for the second quarter 2018 of $9.5 million, or $0.31 per limited partner unit. The Partnership had a net loss from continuing operations for the six months ended June 30, 2019 of $15.4 million, a loss of $0.39 per limited partner unit. The Partnership had a net loss from continuing operations for the six months ended June 30, 2018 of $1.5 million, or $0.17 per limited partner unit.

Adjusted EBITDA from continuing operations for the second quarter of 2019 was $25.2 million compared to the second quarter of 2018 of $22.7 million. Adjusted EBITDA from continuing operations for the six months ended June 30, 2019 was $50.8 million compared to the six months ended June 30, 2018 of $58.8 million.

Distributable cash flow from continuing operations for the second quarter of 2019 was $8.0 million compared to the second quarter of 2018 of $4.7 million. Distributable cash flow from continuing operations for the six months ended June 30, 2019 was $12.7 million compared to the six months ended June 30, 2018 of $23.4 million.

The Partnership had a net loss from discontinued operations for the three months ended June 30, 2019 of $180.6 million, a loss of $4.55 per limited partner unit.  The Partnership's net loss from discontinued operations for the three months ended June 30, 2019 includes a non-cash charge related to the disposition of its natural gas storage assets of $178.8 million. The Partnership had net income from discontinued operations for the three months ended June 30, 2018 of $4.9 million, or $0.13 per limited partner unit.  The Partnership had a net loss from discontinued operations for the six months ended June 30, 2019 of $179.5 million, a loss of $4.52 per limited partner unit. The Partnership's loss from discontinued operations for the six months ended June 30, 2019 includes a non-cash charge related to the disposition of its natural gas storage assets of $178.8 million. The Partnership had net income from discontinued operations for the six months ended June 30, 2018 of $12.0 million, or $0.31 per limited partner unit.

Adjusted EBITDA from discontinued operations for the second quarter of 2019 was $5.5 million compared to the second quarter 2018 of $10.1 million. Adjusted EBITDA from discontinued operations for the six months ended June 30, 2019 was $10.7 million compared to the six months ended June 30, 2018 of $21.2 million.

Distributable cash flow from discontinued operations for the second quarter of 2019 was $4.9 million compared to the second quarter of 2018 of $9.6 million. Distributable cash flow from discontinued operations for the six months ended June 30, 2019 was $9.8 million compared to the six months ended June 30, 2018 of $20.5 million.

Revenues for the second quarter of 2019 were $187.3 million compared to the second quarter of 2018 of $227.2 million. Revenues for the six months ended June 30, 2019 were $427.4 million compared to the six months ended June 30, 2018 of $518.9 million.

Distributable cash flow, distributable cash flow from discontinued operations, EBITDA, adjusted EBITDA, and adjusted EBITDA from discontinued operations are non-GAAP financial measures which are explained in greater detail below under the heading "Use of Non-GAAP Financial Information." The Partnership has also included below a table entitled "Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow" in order to show the components of these non-GAAP financial measures and their reconciliation to the most comparable GAAP measurement.

Included with this press release are the Partnership's consolidated and condensed financial statements as of and for the three and six months ended June 30, 2019 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on July 24, 2019.

An attachment reconciling net income to Adjusted EBITDA and with 2019 revised guidance is included in this 8-K as Exhibit 99.2.

Investors' Conference Call

An investors conference call to review the second quarter results will be held on Thursday, July 25, 2019 at 8:00 a.m. Central Time. The live conference call will be available by calling (877) 878-2695.  For a limited time, an audio replay of the conference call will be available by calling (855) 859-2056. The conference ID is 9578957. An archive of the replay will be on Martin Midstream Partners’ website at www.MMLP.com.

About Martin Midstream Partners

Martin Midstream Partners L.P. is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region.  The Partnership's primary business lines include: (1) terminalling, processing, storage, and packaging services for petroleum products and by-products; (2) land and marine transportation services for petroleum products and by-products, chemicals, and specialty products; (3) sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and (4) natural gas liquids marketing, distribution and transportation services.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Partnership's control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.

Use of Non-GAAP Financial Information

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP") to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization ("EBITDA"), (2) adjusted EBITDA and (3) distributable cash flow. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses.

EBITDA, Adjusted EBITDA, and Adjusted EBITDA from Discontinued Operations. Certain items excluded from EBITDA, adjusted EBITDA, and adjusted EBITDA from discontinued operations are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA, adjusted EBITDA, and adjusted EBITDA from discontinued operations because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders.

Distributable Cash Flow and Distributable Cash Flow from Discontinued Operations. Distributable cash flow is a significant performance measure used by the Partnership's management and by external users of its financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by the Partnership to the cash distributions it expects to pay unitholders. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flow at a level that can sustain or support an increase in its quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships because the value of a unit of such an entity is generally determined by the unit's yield, which in turn is based on the amount of cash distributions the entity pays to a unitholder.

EBITDA, adjusted EBITDA, adjusted EBITDA from discontinued operations, distributable cash flow, and distributable cash flow from discontinued operations, should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.

Additional information concerning the Partnership is available on the Partnership's website at www.MMLP.com or by contacting:

Sharon Taylor - Head of Investor Relations
(877) 256-6644

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2019	December 31, 2018[1]
	(Unaudited)	(Unaudited)
Assets
Cash	$2,521	$300
Accounts and other receivables, less allowance for doubtful accounts of $618 and $576, respectively	64,606	83,488
Product exchange receivables	107	166
Inventories (Note 6)	81,220	84,265
Due from affiliates	35,598	18,845
Fair value of derivatives (Note 11)	—	4
Other current assets	9,638	5,889
Assets held for sale (Note 4)	5,132	5,652
Current assets - Natural Gas Storage Assets (Note 4)	—	9,428
Total current assets	198,822	208,037

Property, plant and equipment, at cost	880,603	886,435
Accumulated depreciation	(451,359)	(438,602)
Property, plant and equipment, net	429,244	447,833

Goodwill	17,785	17,785
Right-of-use assets (Note 9)	25,682	—
Deferred income taxes, net (Note 19)	23,925	—
Other assets, net (Note 10)	5,050	4,584
Non current assets - Natural Gas Storage Assets (Note 4)	—	395,389
Total assets	$700,508	$1,073,628

Liabilities and Partners’ Capital
Current installments of finance lease obligations (Note 9)	$6,059	$5,409
Trade and other accounts payable	61,357	64,041
Product exchange payables	7,717	12,103
Due to affiliates	3,367	2,133
Income taxes payable	576	445
Fair value of derivatives (Note 11)	2,069	—
Other accrued liabilities (Note 10)	29,160	24,380
Current liabilities - Natural Gas Storage Assets (Note 4)	—	3,240
Total current liabilities	110,305	111,751

Long-term debt, net (Note 8 )	596,398	656,459
Finance lease obligations (Note 9)	4,259	6,272
Operating lease liabilities (Note 9)	17,913	—
Other long-term obligations	8,747	10,045
Non current liabilities - Natural Gas Storage Assets (Note 4)	—	669
Total liabilities	737,622	785,196

Commitments and contingencies (Note 16)
Partners’ capital (deficit) (Note 12)	(37,114)	288,432
Total partners’ capital (deficit)	(37,114)	288,432
Total liabilities and partners' capital	$700,508	$1,073,628
These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 24, 2019.

1 Financial information for 2018 has been revised to include results attributable to Martin Transport, Inc. ("MTI") acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018[1]	2019	2018[1]
Revenues:
Terminalling and storage *	$21,377	$24,068	$44,481	$48,115
Transportation *	41,321	37,206	79,116	71,565
Sulfur services	2,858	2,787	5,717	5,574
Product sales: *
Natural gas liquids	57,398	90,625	173,872	249,787
Sulfur services	32,998	35,684	61,732	70,584
Terminalling and storage	31,371	36,794	62,438	73,257
	121,767	163,103	298,042	393,628
Total revenues	187,323	227,164	427,356	518,882

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas liquids *	53,546	84,542	159,736	223,165
Sulfur services *	22,124	26,886	41,820	49,104
Terminalling and storage *	26,118	32,286	52,989	64,266
	101,788	143,714	254,545	336,535
Expenses:
Operating expenses *	53,579	52,915	105,428	105,741
Selling, general and administrative *	10,226	8,894	20,426	18,833
Depreciation and amortization	15,087	16,946	29,988	32,258
Total costs and expenses	180,680	222,469	410,387	493,367

Other operating loss	(1,633)	(206)	(2,353)	(198)
Operating income	5,010	4,489	14,616	25,317

Other income (expense):
Interest expense, net	(14,986)	(13,815)	(28,657)	(26,545)
Other, net	1	5	4	5
Total other expense	(14,985)	(13,810)	(28,653)	(26,540)

Net loss before taxes	(9,975)	(9,321)	(14,037)	(1,223)
Income tax expense	(639)	(132)	(1,335)	(281)
Loss from continuing operations	(10,614)	(9,453)	(15,372)	(1,504)
Income (loss) from discontinued operations, net of income taxes	(180,568)	4,927	(179,466)	12,014
Net income (loss)	(191,182)	(4,526)	(194,838)	10,510
Less general partner's interest in net (income) loss	3,824	145	3,897	(111)
Less pre-acquisition (income) allocated to the general partner	—	(2,720)	—	(4,938)
Less (income) loss allocable to unvested restricted units	65	6	67	(2)
Limited partners' interest in net income (loss)	$(187,293)	$(7,095)	$(190,874)	$5,459

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 24, 2019.

1 Financial information for 2018 has been revised to include results attributable to MTI acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.

*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018[1]	2019	2018[1]
Revenues:*
Terminalling and storage	$17,477	$20,485	$36,449	$40,493
Transportation	5,856	7,066	11,499	13,759
Product Sales	286	377	707	1,001
Costs and expenses:*
Cost of products sold: (excluding depreciation and amortization)
Sulfur services	2,884	2,492	5,458	5,340
Terminalling and storage	7,203	7,089	13,112	12,668
Expenses:
Operating expenses	24,407	23,758	46,943	46,846
Selling, general and administrative	8,558	6,692	17,093	14,618

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 24, 2019.

1 Financial information for 2018 has been revised to include results attributable to MTI acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018[1]	2019	2018[1]
Allocation of net income (loss) attributable to:
Limited partner interest:
Continuing operations	$(10,398)	$(11,857)	$(15,060)	$(6,426)
Discontinued operations	(176,895)	4,762	(175,814)	11,885
	$(187,293)	$(7,095)	$(190,874)	$5,459
General partner interest:
Continuing operations	$(212)	$(303)	$(307)	$(16)
Discontinued operations	(3,612)	158	(3,590)	127
	$(3,824)	$(145)	$(3,897)	$111

Net income (loss) per unit attributable to limited partners:
Basic:
Continuing operations	$(0.27)	$(0.31)	$(0.39)	$(0.17)
Discontinued operations	(4.55)	0.13	(4.52)	0.31
	$(4.82)	$(0.18)	$(4.91)	$0.14
Weighted average limited partner units - basic	38,871	38,722	38,912	38,829
Diluted:
Continuing operations	$(0.27)	$(0.31)	$(0.39)	$(0.17)
Discontinued operations	(4.55)	0.13	(4.52)	0.31
	$(4.82)	$(0.18)	$(4.91)	$0.14
Weighted average limited partner units - diluted	38,871	38,722	38,912	38,834

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 24, 2019.

1 Financial information for 2018 has been revised to include results attributable to MTI acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Dollars in thousands)

		Partners’ Capital
	Parent Net Investment[1]	Common Limited		General Partner Amount
		Units	Amount		Total
Balances - January 1, 2018	$24,240	38,444,612	$290,927	$7,314	$322,481
Net income	4,938	—	5,461	111	10,510
Issuance of common units, net	—	—	(118)	—	(118)
Issuance of restricted units	—	633,425	—	—	—
Forfeiture of restricted units	—	(7,000)	—	—	—
Cash distributions	—	—	(38,433)	(784)	(39,217)
Deemed contribution to Martin Resource Management Corporation	(8,857)	—	—	—	(8,857)
Unit-based compensation	—	—	520	—	520
Purchase of treasury units	—	(18,800)	(273)	—	(273)
Excess purchase price over carrying value of acquired assets	—	—	(26)	—	(26)
Balances - June 30, 2018	$20,321	39,052,237	$258,058	$6,641	$285,020

Balances - January 1, 2019	$23,720	39,032,237	$258,085	$6,627	$288,432
Net loss	—	—	(190,941)	(3,897)	(194,838)
Issuance of common units, net of issuance related costs	—	—	(259)	—	(259)
Issuance of restricted units	—	16,944	—	—	—
Forfeiture of restricted units	—	(154,288)	—	—	—
Cash distributions	—	—	(28,851)	(589)	(29,440)
Unit-based compensation	—	—	715	—	715
Excess purchase price over carrying value of acquired assets	—	—	(102,393)	—	(102,393)
Deferred taxes on acquired assets and liabilities	—	—	24,781	—	24,781
Contribution to parent	(23,720)	—	—	—	(23,720)
Purchase of treasury units	—	(31,504)	(392)	—	(392)
Balances - June 30, 2019	$—	38,863,389	$(39,255)	$2,141	$(37,114)

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 24, 2019.

1 Financial information for 2018 has been revised to include results attributable to MTI acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Six Months Ended
	June 30,
	2019	2018[1]
Cash flows from operating activities:
Net income (loss)	$(194,838)	$10,510
Less: (Income) loss from discontinued operations, net of income taxes	179,466	(12,014)
Net loss from continuing operations	(15,372)	(1,504)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29,988	32,258
Amortization of deferred debt issuance costs	2,478	1,689
Amortization of premium on notes payable	(153)	(153)
Deferred taxes	856	—
Loss on sale of property, plant and equipment	2,353	198
Derivative loss (gain)	2,322	(2,069)
Net cash received (paid) for commodity derivatives	(249)	2,569
Unit-based compensation	715	520
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	28,073	44,772
Product exchange receivables	59	(145)
Inventories	3,044	(15,482)
Due from affiliates	(15,947)	3,241
Other current assets	(3,061)	60
Trade and other accounts payable	(2,800)	(16,155)
Product exchange payables	(4,386)	1,196
Due to affiliates	428	(495)
Income taxes payable	131	(103)
Other accrued liabilities	(3,043)	(6,158)
Change in other non-current assets and liabilities	(693)	931
Net cash provided by continuing operating activities	24,743	45,170
Net cash provided by discontinued operating activities	7,770	23,999
Net cash provided by operating activities	32,513	69,169

Cash flows from investing activities:
Payments for property, plant and equipment	(14,102)	(22,450)
Acquisitions	(23,720)	—
Payments for plant turnaround costs	(4,742)	—
Proceeds from sale of property, plant and equipment	659	500
Net cash used in continuing investing activities	(41,905)	(21,950)
Net cash provided by (used in) discontinued investing activities	209,155	(15,139)
Net cash provided by (used in) investing activities	167,250	(37,089)

Cash flows from financing activities:
Payments of long-term debt and finance lease obligations	(362,672)	(199,765)
Proceeds from long-term debt	298,000	218,000
Proceeds from issuance of common units, net of issuance related costs	(259)	(118)
Purchase of treasury units	(392)	(273)
Deemed distribution to Martin Resource Management Corporation	—	(8,857)
Payment of debt issuance costs	(386)	(1,240)
Excess purchase price over carrying value of acquired assets	(102,393)	(26)
Cash distributions paid	(29,440)	(39,217)
Net cash used in financing activities	(197,542)	(31,496)

Net increase in cash	2,221	584
Cash at beginning of period	300	89
Cash at end of period	$2,521	$673
Non-cash additions to property, plant and equipment	$2,248	$1,811

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 24, 2019.

1 Financial information for 2018 has been revised to include results attributable to MTI acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Terminalling and Storage Segment

Comparative Results of Operations for the Three Months Ended June 30, 2019 and 2018

	Three Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands, except BBL per day)
Revenues:
Services	$22,966	$25,491	$(2,525)	(10)%
Products	31,385	36,823	(5,438)	(15)%
Total revenues	54,351	62,314	(7,963)	(13)%

Cost of products sold	27,497	33,596	(6,099)	(18)%
Operating expenses	13,257	12,909	348	3%
Selling, general and administrative expenses	1,378	1,334	44	3%
Depreciation and amortization	7,826	11,690	(3,864)	(33)%
	4,393	2,785	1,608	58%
Other operating income (loss)	7	(36)	43	119%
Operating income	$4,400	$2,749	$1,651	60%

Shore-based throughput volumes (guaranteed minimum) (gallons)	20,000	20,000	—	—%
Smackover refinery throughput volumes (guaranteed minimum BBL per day)	6,500	6,500	—	—%

Comparative Results of Operations for the Six Months Ended June 30, 2019 and 2018

	Six Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands, except BBL per day)
Revenues:
Services	$47,766	$50,994	$(3,228)	(6)%
Products	62,477	73,303	(10,826)	(15)%
Total revenues	110,243	124,297	(14,054)	(11)%

Cost of products sold	55,774	67,098	(11,324)	(17)%
Operating expenses	26,610	26,356	254	1%
Selling, general and administrative expenses	2,727	2,590	137	5%
Depreciation and amortization	15,663	21,849	(6,186)	(28)%
	9,469	6,404	3,065	48%
Other operating income (loss)	17	(36)	53	147%
Operating income	$9,486	$6,368	$3,118	49%

Shore-based throughput volumes (guaranteed minimum) (gallons)	40,000	40,000	—	—%
Smackover refinery throughput volumes (guaranteed minimum) (BBL per day)	6,500	6,500	—	—%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Transportation Segment

Comparative Results of Operations for the Three Months Ended June 30, 2019 and 2018

	Three Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands)
Revenues	$47,233	$43,553	$3,680	8%
Operating expenses	36,512	36,055	457	1%
Selling, general and administrative expenses	1,980	1,452	528	36%
Depreciation and amortization	3,778	2,550	1,228	48%
	4,963	3,496	1,467	42%
Other operating loss	(1,649)	(186)	(1,463)	(787)%
Operating income	$3,314	$3,310	$4	—%

Comparative Results of Operations for the Six Months Ended June 30, 2019 and 2018

	Six Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands)
Revenues	$92,419	$85,490	$6,929	8%
Operating expenses	71,777	71,495	282	—%
Selling, general and administrative expenses	4,065	2,868	1,197	42%
Depreciation and amortization	7,348	5,016	2,332	46%
	$9,229	$6,111	$3,118	51%
Other operating loss	(2,385)	(176)	(2,209)	(1,255)%
Operating income	$6,844	$5,935	$909	15%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Sulfur Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2019 and 2018

	Three Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands)
Revenues:
Services	$2,858	$2,787	$71	3%
Products	32,998	35,684	(2,686)	(8)%
Total revenues	35,856	38,471	(2,615)	(7)%

Cost of products sold	23,676	28,829	(5,153)	(18)%
Operating expenses	2,789	2,929	(140)	(5)%
Selling, general and administrative expenses	1,251	1,046	205	20%
Depreciation and amortization	2,854	2,086	768	37%
	5,286	3,581	1,705	48%
Other operating income (loss)	(1)	16	(17)	(106)%
Operating income	$5,285	$3,597	$1,688	47%

Sulfur (long tons)	182	178	4	2%
Fertilizer (long tons)	88	93	(5)	(5)%
Total sulfur services volumes (long tons)	270	271	(1)	—%

Comparative Results of Operations for the Six Months Ended June 30, 2019 and 2018

	Six Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands)
Revenues:
Services	$5,717	$5,574	$143	3%
Products	61,732	70,584	(8,852)	(13)%
Total revenues	67,449	76,158	(8,709)	(11)%

Cost of products sold	45,242	52,816	(7,574)	(14)%
Operating expenses	4,952	5,841	(889)	(15)%
Selling, general and administrative expenses	2,429	2,081	348	17%
Depreciation and amortization	5,722	4,150	1,572	38%
	9,104	11,270	(2,166)	(19)%
Other operating income (loss)	(1)	14	(15)	(107)%
Operating income	$9,103	$11,284	$(2,181)	(19)%

Sulfur (long tons)	291	354	(63)	(18)%
Fertilizer (long tons)	155	181	(26)	(14)%
Total sulfur services volumes (long tons)	446	535	(89)	(17)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Natural Gas Liquids Segment

Comparative Results of Operations for the Three Months Ended June 30, 2019 and 2018

	Three Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands)
Products Revenues	$57,398	$90,643	$(33,245)	(37)%
Cost of products sold	57,392	88,389	(30,997)	(35)%
Operating expenses	1,680	1,717	(37)	(2)%
Selling, general and administrative expenses	1,097	738	359	49%
Depreciation and amortization	629	620	9	1%
	(3,400)	(821)	(2,579)	(314)%
Other operating income	10	—	10
Operating loss	$(3,390)	$(821)	$(2,569)	(313)%

NGL sales volumes (Bbls)	1,457	1,743	(286)	(16)%

Comparative Results of Operations for the Six Months Ended June 30, 2019 and 2018

	Six Months Ended June 30,		Variance	Percent Change
	2019	2018
	(In thousands)
Products Revenues	$173,872	$249,806	$(75,934)	(30)%
Cost of products sold	168,701	232,122	(63,421)	(27)%
Operating expenses	3,386	3,389	(3)	—%
Selling, general and administrative expenses	2,197	2,745	(548)	(20)%
Depreciation and amortization	1,255	1,243	12	1%
	(1,667)	10,307	(11,974)	(116)%
Other operating income	16	—	16
Operating income (loss)	$(1,651)	$10,307	$(11,958)	(116)%

NGL sales volumes (Bbls)	4,364	5,184	(820)	(16)%

Non-GAAP Financial Measures

The following table reconciles the non-GAAP financial measurements used by management to our most directly comparable GAAP measures for the three and six months ended June 30, 2019 and 2018, which represents EBITDA, Adjusted EBITDA and Distributable Cash Flow.

Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018[1]	2019	2018[1]
	(in thousands)		(in thousands)
Net income (loss)	$(191,182)	$(4,526)	$(194,838)	$10,510
Less: (Income) loss from discontinued operations, net of income taxes	180,568	(4,927)	179,466	(12,014)
Loss from continuing operations	(10,614)	(9,453)	(15,372)	(1,504)
Adjustments:
Interest expense, net	14,986	13,815	28,657	26,545
Income tax expense	639	132	1,335	281
Depreciation and amortization	15,087	16,946	29,988	32,258
EBITDA from Continuing Operations	20,098	21,440	44,608	57,580
Adjustments:
Loss on sale of property, plant and equipment	1,633	206	2,353	198
Unrealized mark-to-market on commodity derivatives	2,220	654	2,073	500
Transaction costs associated with acquisitions	40	—	224	—
Non-cash insurance related accruals	500	—	500	—
Lower of cost or market adjustments	303	—	303	—
Unit-based compensation	363	388	715	520
Adjusted EBITDA from Continuing Operations	25,157	22,688	50,776	58,798
Adjustments:
Interest expense, net	(14,986)	(13,815)	(28,657)	(26,545)
Income tax expense	(639)	(132)	(1,335)	(281)
Amortization of debt premium	(76)	(76)	(153)	(153)
Amortization of deferred debt issuance costs	1,583	870	2,478	1,689
Deferred income taxes	487	—	856	—
Payments for plant turnaround costs	(915)	—	(4,742)	—
Maintenance capital expenditures	(2,628)	(4,857)	(6,487)	(10,100)
Distributable Cash Flow from Continuing Operations	$7,983	$4,678	$12,736	$23,408

Income (loss) from discontinued operations, net of income taxes	$(180,568)	$4,927	$(179,466)	$12,014
Adjustments:
Depreciation and amortization	4,080	4,684	8,161	9,362
EBITDA from Discontinued Operations	(176,488)	9,611	(171,305)	21,376
Equity in earnings of unconsolidated entities	—	(1,131)	—	(2,726)
Distributions from unconsolidated entities	—	1,500	—	3,000
Loss on sale of property, plant and equipment	178,781	120	178,781	120
Non-cash insurance related accruals	3,213	—	3,213	—
Adjusted EBITDA from Discontinued Operations	5,506	10,100	10,689	21,770
Maintenance capital expenditures	(576)	(512)	(912)	(1,271)
Distributable Cash Flow from Discontinued Operations	$4,930	$9,588	$9,777	$20,499

1 Financial information for 2018 has been revised to include results attributable to MTI acquired from Martin Resource Management Corporation. See Note 1 – Nature of Operations and Basis of Presentation.